UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 21, 2026

(Date of earliest event reported)

ODYSSEY HEALTH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56196	47-1022125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2300 West Sahara Avenue, Suite 800 - #4012, Las Vegas, NV	89102
(Address of principal executive offices)	(Zip Code)

(702) 780-6559

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock ($0.001 par value)	ODYY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 21, 2026, Odyssey Health, Inc., a Nevada corporation (“Odyssey” the “Company”) successfully closed the Master Technology and Sub-license Agreement (the “Agreement”) with NeuRX Health, Inc. (“NeuRX”) which was entered into on October 14, 2025, and as further described in the Company’s Form 8-K filed with the Securities and Exchange Commission on October 17, 2025. Pursuant to the Agreement, the Company signed the Agreement granting its wholly-owned subsidiary, Odyssey Medical Devices, Inc., exclusive, worldwide marketing and distribution rights to the BreastCheckTM, a non-invasive test for breast abnormalities. The transaction was subject to certain customary closing conditions by each party and both parties have satisfied the conditions.

The information set forth in the Form 8-K Current Report filed on October 17, 2025, is hereby incorporated by reference into this Form 8-K Current Report.

The description of the Agreement contained therein is a summary and is qualified in its entirety by reference to the form of the Agreement in the Form 8-K Current Report filed on October 17, 2025.

On April 21, 2026, the Company and NeuRX entered into Amendment No. 1 to the Agreement to effectuate the closing.

Item 8.01.	Other Information.

On April 22, 2026, the Company issued a press release announcing the Closing of the Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Master Technology and Sub-license Agreement between Odyssey and NeuRX incorporated by reference to Form 8-K filed on October 17, 2025
10.2	Amendment No. 1, dated April 21, 2026, to the Master Technology and Sub-License Agreement dated October 14, 2025
99.1	Press Release dated April 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odyssey Health, Inc.

Date: April 24, 2026	By:	/s/ Joseph Michael Redmond
Joseph Michael Redmond Chief Executive Officer

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